Exhibit 99.2
EARNINGS PRESENTATION Q2 2023 NASDAQ: ALRS Alerus

1 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risks associated with our business, including the effects of recent and anticipated rate increases by the Federal Reserve; our ability to successfully manage credit risk and maintain an adequate level of allowance for credit losses; new or revised accounting standards, including as a result of the implementation of the new Current Expected Credit Loss Standard; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including continued rising rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short-period of time at Silicon Valley Bank, Signature Bank and First Republic Bank that resulted in the failure of those institutions; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of Metro Phoenix Bank which we acquired in 2022; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisition of Metro Phoenix Bank; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank, Signature Bank and First Republic Bank; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather, natural disasters, widespread disease or pandemics, such as the COVID-19 global pandemic; acts of war or terrorism, including the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and guidance, including the new 1.0% excise tax on stock buybacks by publicly traded companies; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. DISCLAIMERS

2 FOR THE TWELVE MONTHS ENDED JUNE 30, 2023 Noninterest income: $103.6 million Net interest income: $101.2 million $31.9 $34.2 $36.7 $32.1 $35.1 2019 2020 2021 2022 Q2 2023 OUR MISSION ▪ To positively impact our clients’ financial potential-through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 6/30/2023. DIVERSIFIED REVENUE STREAM ASSET GROWTH ($ IN BILLIONS) Banking Assets Retirement and Benefit Services AUA/AUM Wealth Management AUA/AUM $3.1 $3.3 $4.0 $3.6 $3.9 2019 2020 2021 2022 Q2 2023 NONINTEREST INCOME AS A % OF REVENUE: 50.6% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.8 billion Banking assets ▪ $35.1 billion Retirement and Benefit Services AUA/AUM ▪ $3.9 billion Wealth Management AUA/AUM ▪ $189.0 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefit Services ▪ Wealth Management ▪ Mortgage $2.4 $3.0 $3.4 $3.8 $3.8 2019 2020 2021 2022 Q2 2023 Retirement and Benefit Revenue 31.5% Wealth Management Revenue 10.1% Mortgage Revenue 5.2% Banking Fees and Other Income 3.8% Net Interest Income 49.4%

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 6/30/2023. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and benefits administration COMMERCIAL BANKING • Commercial and commercial real estate lending • Government and non-profit banking • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT & BENEFIT SERVICES 32% of Revenue 5% of Revenue 10% of Revenue 53% of Revenue

4 FRANCHISE FOOTPRINT FULL-SERVICE BANKING OFFICES Alerus offers banking, retirement and benefit services, mortgage and wealth management services at all full-service banking offices ▪ Grand Forks, ND: 4 full-service banking offices ▪ Fargo, ND: 3 full-service banking offices ▪ Twin Cities, MN: 6 full-service banking offices ▪ Phoenix, AZ: 3 full-service banking offices RETIREMENT AND BENEFIT SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 38,000 consumer clients ▪ 16,800 commercial clients ▪ 8,200 employer-sponsored retirement plans Data as of 6/30/2023. ▪ 394,000 employer-sponsored retirement plan participants ▪ 71,000 health savings account participants ▪ 39,800 flexible spending account/health reimbursement arrangement participants

5 STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION LOANS $2,534 DEPOSITS $2,853 ARB ASSETS UNDER ADMIN/MGMT. $35,053 WM ASSETS UNDER ADMIN/MGMT. $3,858 MORTGAGE ORIGINATIONS $111 (DOLLARS IN MILLIONS) Data as of 6/30/2023 QTD. LEGEND North Dakota Minnesota Arizona National Synergistic 30.4% 53.9% 15.7% 39.5% 23.7% 10.7% 26.1% 8.5% 86.4% 5.1% 71.7% 11.8% 3.7% 12.8% 9.3% 13.5% 77.2%

6 ONE ALERUS REINVENTION OF PROCESSES We consistently seek new ways to enhance efficiencies and improve scalability. TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary. SYNERGISTIC GROWTH Deposits sourced from our retirement and benefit services and wealth management divisions totaled $743.4 million as of June 30, 2023. Cumulative rollovers have added $1.3 billion of assets under management. Residential real estate first mortgages totaled $707.6 million as of June 30, 2023. TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines. These investments allow for digital and proactive engagement with clients. DIVERSIFIED SERVICES We provide comprehensive products and services to clients including banking, mortgage, wealth management, and retirement and benefit services. ONE ALERUS STRATEGY Our collaborative One Alerus culture brings our product and service offerings to clients in a cohesive and seamless manner. We believe One Alerus enables us to achieve future organic growth through client acquisition, retention and expansion to provide strong returns to our stockholders and employees through our ESOP. CULTURE + BUSINESS MODEL = SUSTAINED TOP TIER SHAREHOLDER RESULTS ONE ALERUS Data as of 6/30/2023.

STRATEGIC GROWTH

To supplement our organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines:

2000
REBRANDED TO ALERUS

2002
Acquired a branch from BNC National Bank (Fargo, ND)

2003
Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006
OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)
Acquired Stanton Trust Company (Minneapolis, MN)

2007
EXPANDED TO MINNESOTA MARKET
OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

2009
EXPANDED TO ARIZONA MARKET
OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

2011
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012
EXPANDED TO MICHIGAN
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013
Acquired Tegrit Administrators, LLC

2014
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

2015
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017
LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020
EXPANDED TO COLORADO
Acquired Retirement Planning Services, Inc. (Littleton, CO)

2022
Acquired Metro Phoenix Bank (Phoenix, AZ)

7
ALERUS

8 ▪ Diversified client base consists of 38,000 consumers clients, 16,800 commercial clients and over 394,000 employer-sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruiting top talent in mid-market C&I banking and specialty niches to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift-out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast-follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and Chief Executive Officer
6 years with Alerus



AL VILLALON
Executive Vice President and Chief Financial Officer
Joined Alerus in 2022



JIM COLLINS
Executive Vice President and Chief Banking and Revenue Officer
Joined Alerus in 2022



KARIN TAYLOR
Executive Vice President and Chief Risk Officer
5 years with Alerus



MISSY KENEY
Executive Vice President and Chief Engagement Officer
18 years with Alerus



JON HENDRY
Executive Vice President and Chief Technology Officer
39 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



MICHAEL MATHEWS
Since 2019
Former CIO, Deluxe Corporation
Former SVP – Technology and Enterprise Programs, UnitedHealth Group



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.

9 ALERUS

10 SECOND QUARTER HIGHLIGHTS

11 ▪ Repurchased $3.0 million of outstanding stock in the quarter which reduced outstanding common shares by 170,046 ▪ Increased quarterly dividend by 5.6% to $0.19 per share ▪ Common equity tier 1 capital to risk weighted assets (CET1) remains strong at 13.30% as of June 30, 2023 ▪ Asset quality remains strong with net recoveries for the current quarter of (0.07)% ▪ Allowance for credit losses to total loans of 1.41% as of June 30, 2023 ▪ Average earning assets increased to $3.6 billion as of June 30, 2023, from $3.1 billion as of June 30, 2022 ▪ Low level of uninsured and not collateralized deposits of 26% of total deposits and loans to deposits ratio of 89% as of June 30, 2023 ▪ Return on average total assets increased from 0.88% in the prior quarter to 0.96% for the current quarter and return on tangible common equity increased to 13.71% compared to 12.58% in the prior quarter ▪ Efficiency ratio improved to 72.79% from 74.53% in the prior quarter ▪ Noninterest expense decreased to $36.4 million for the current quarter compared to $37.9 million for the prior quarter SUCCESS IS NEVER FINAL Q2 2023 HIGHLIGHTS EARNINGS BALANCE SHEET & ASSET QUALITY CAPITAL STRENGTH

12 INCOME STATEMENT Q2 2023 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” (dollars and shares in thousands, except per share data) Net Interest Income $ 22,234 $ 23,658 $ 22,776 $ 45,892 $ 44,449 Provision for Credit Losses — 550 — 550 — Net Interest Income After Provision for Credit Losses 22,234 23,108 22,776 45,342 44,449 Noninterest Income 25,778 25,253 29,226 51,031 58,696 Noninterest Expense 36,373 37,869 39,984 74,242 78,055 Income Before Income Taxes 11,639 10,492 12,018 22,131 25,090 Income Tax Expense 2,535 2,306 2,725 4,841 5,613 Net Income $ 9,104 $ 8,186 $ 9,293 $ 17,290 $ 19,477 Per Common Share Data Earnings Per Common Share - Diluted $ 0.45 $ 0.40 $ 0.53 $ 0.85 $ 1.10 Diluted Average Common Shares Outstanding 20,241 20,246 17,532 20,243 17,517 Performance Ratios Return on Average Total Assets 0.96% 0.88% 1.14% 0.92% 1.20 % Return on Average Tangible Common Equity (1) 13.71% 12.58% 15.25% 13.15% 14.97 % Noninterest Income as a % of Revenue 53.69% 51.63% 56.20% 52.65% 56.91 % Net Interest Margin (Tax-Equivalent) 2.52% 2.70% 2.98% 2.61% 2.91 % Efficiency Ratio (1) 72.79% 74.53% 74.72% 73.67% 73.50 % June 30, 2023 June 30, 2022 Three months ended Six months ended 2023 June 30, March 31, 2023 June 30, 2022

13 PERFORMANCE RATIOS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 1.14% 0.88% 0.96% Q2 2022 Q1 2023 Q2 2023 Return on Average Assets(2) 15.25% 12.58% 13.71% Q2 2022 Q1 2023 Q2 2023 Return on Average Tangible Common Equity(1)/(2) $14.93 $14.50 $14.60 Q2 2022 Q1 2023 Q2 2023 Tangible Book Value per Share(1)

14 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts, interchange income and other noninterest income. $22,776 $23,658 $22,234 Q2 2022 Q1 2023 Q2 2023 Net Interest Income $16,293 $15,482 $15,890 $5,548 $5,194 $5,450 $6,038 $1,717 $2,905 $1,347 $2,860 $1,533 $29,226 $25,253 $25,778 Q2 2022 Q1 2023 Q2 2023 Noninterest Income Retirement & Benefit Services Wealth Management Mortgage Banking Other(1) Net Interest (6.0%) Linked Quarter Income (2.4%) Year-over-year Noninterest 2.1% Linked Quarter Income (11.8)% Year-over-year

15 NET INTEREST INCOME LOAN YIELD ANDNET INTEREST MARGIN (NIM)(1) AVERAGE EFFECTIVE FF RATE AND COST OF FUNDS QUARTERLY HIGHLIGHTS (1) 1 – Rates have been annualized for interim periods. Source: Federal Reserve. ▪ While NII decreased QoQ, interest income increased $2.5 million, or 6.7%, from Q1 2023 driven by higher yields on new loans ▪ The increase in interest income was offset by a $4.0 million increase in interest expense over the prior quarter primarily due to a 60 bps rate increase on interest-bearing deposits ▪ The beta on interest-bearing deposits from the beginning of the current tightening cycle is 44% as of Q2 2023 3.88% 5.10% 5.36% 2.98% 2.70% 2.52% Q2 2022 Q1 2023 Q2 2023 Loan yield NIM 0.76% 4.52% 4.99% 0.23% 1.71% 2.16% Q2 2022 Q1 2023 Q2 2023 Average effective FF rate Cost of funds NET INTEREST INCOME (NII) ($ in Thousands) NIM: 2.70% 0.00% 0.27% (0.02)% (0.46)% 0.03% 2.52%

DIVERSIFIED LOAN PORTFOLIO

TOTAL LOANS

($ in Millions)



$1,890.2
$2,486.6
$2,533.5
Q2 2022
Q1 2023
Q2 2023

HIGHLIGHTS

- Total loans grew 3.7% from December 31, 2022
- Year to date loan growth was primarily driven by an increase in commercial real estate and residential real estate loans, offset by a decrease in commercial and industrial, real estate construction and other consumer revolving and installment loans.
- Total loan yield in the current quarter increased to 5.36% from 5.10% in the prior quarter

DIVERSIFIED LOAN PORTFOLIO



Residentital real estate junior lien 6.2%
Other revolving and installment 1.4%
Commercial and industrial 21.8%
Real estate construction 3.1%
Residential real estate first mortgage 27.9%
Commercial real estate 39.6%

PORTFOLIO CHANGES

($ in Thousands)	As of 6/30/2022	As of 3/31/2023	As of 6/30/2023	Change QoQ	Change YoY
Commercial and industrial	$ 484,426	$ 553,578	$ 551,860	-0.3%	13.9%
Real estate construction	48,870	108,776	78,428	-27.9%	60.5%
Commercial real estate	599,737	934,324	1,003,821	7.4%	67.4%
Residential real estate first mortgage	568,571	698,002	707,630	1.4%	24.5%
Residentital real estate junior lien	135,255	152,281	157,231	3.3%	16.2%
Other revolving and installment	53,384	39,664	34,552	-12.9%	-35.3%
Total	1,890,243	2,486,625	2,533,522	1.9%	34.0%
Loans to deposits ratio	72.2%	82.0%	88.8%		

16

ALERUS

17 NonInterest-Bearing Deposits 25.1% Interest-Bearing Demand Deposits 26.4% Money Market & Savings 31.7% HSA Deposits 6.1% Time Deposits 10.7% STRONG CORE FUNDING MIX TOTAL DEPOSITS HIGHLIGHTS CHECKING ACCOUNTS: 51.5% JUNE 30, 2023 DEPOSIT FUNDING ($2,853 MILLION) $1,854.7 $2,239.0 $2,137.3 $764.8 $793.0 $715.5 $2,619.5 $3,032.0 $2,852.8 Q2 2022 Q1 2023 Q2 2023 Interest-Bearing Deposits NonInterest-Bearing Deposits PORTFOLIO CHANGES ($ in Millions) ▪ Total deposits decreased $62.6 million from December 31, 2022 driven primarily by public deposit seasonal outflows ▪ Time deposits increased in the current quarter as higher short-term CD rates attracted both existing non-maturity deposits as well as new deposits to the Company As of As of As of Change Change ($ in Thousands) 6/30/2022 3/31/2023 6/30/2023 QoQ YoY Noninterest-bearing 860,987 792,977 715,534 -9.8% -16.9% Interest-bearing demand 706,275 817,675 753,194 -7.9% 6.6% Money market and savings 969,692 1,002,701 906,460 -9.6% -6.5% Time deposits 212,359 245,418 304,167 23.9% 43.2% HSA deposits 166,171 173,207 173,500 0.2% 4.4% Total 2,915,484 3,031,978 2,852,855 -5.9% -2.1%

18 $586.8 $691.6 $743.4 Q222 Q422 Q223 DEPOSIT CHARACTERISTICS STRONG LIQUIDITY WELL IN EXCESS OF UNINSURED BALANCES 2 – Uninsured and not collateralized deposits represent those customer deposit balances over the current FDIC insurance limit of $250,000 that are not collateralized by other means such as pledged loans or pledged securities COST OF FUNDS INCREASING WITH SHORT-TERM RATES JUNE 30, 2023 DEPOSIT COMPOSITION SYNERGISTIC DEPOSIT GROWTH(1) UNINSURED VS INSURED ($ in Millions) As of June 30, 2023, core deposits totaled $2.6 billion or 91% of our total deposits Commercial 35.1% Consumer 29.8% Synergistic 26.1% Public 9.0% Uninsured and not collateralized (2) 23.6% Uninsured but collateralized 7.5% Uninsured Holding Company deposits held at Bank 2.5% Insured 66.4% 27% YoY growth 1 – Synergistic deposits are sourced from our retirement and benefit services and wealth management divisions. 0.12% 0.17% 0.23% 1.26% 1.73% 1.72% 1.71% 2.32% 2.16% Cost of Total Deposits Cost of Interest-Bearing Deposits Total Cost of Funds Q2 2022 Q1 2023 Q2 2023

19 $1,130,538 $1,019,473 $985,870 Q2 2022 Q1 2023 Q2 2023 INVESTMENT PORTFOLIO INVESTMENT PORTFOLIO MIX AOCI Yield on Securities: 2.2% 2.4% 2.5% % of Earning Assets: 36.8% 29.0% 27.7% ($ in Thousands) ($ in Thousands) Held-to-Maturity: 31.3% Available-for-Sale: 68.7% $(70,405) $(96,307) $(100,742) Q2 2022 Q1 2023 Q2 2023 Agency Non-MBS 0.3% Corporate Debt 5.6% Agency MBS 35.3% Corporate ABS & CMO 45.5% Municipals 13.3%

20 $31,905 $34,200 $36,733 $32,123 $35,053 434,045 423,156 447,564 453,757 465,074 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2019 2020 2021 2022 Q2 2023 YTD AUA/AUM Participants $89,685 $230,498 $202,330 $195,617 $202,945 $119,728 $126,518 $153,224 $166,171 $173,499 $93,629 $136,946 $170,224 $167,796 $156,619 $303,042 $493,962 $525,778 $529,584 $533,063 2019 2020 2021 2022 Q2 2023 Money Market HSA Other $13,294 $12,739 $13,111 $2,999 $2,743 $2,779 $16,293 $15,482 $15,890 Q2 2022 Q1 2023 Q2 2023 Recurring annual revenue Transaction based revenue RETIREMENT AND BENEFIT SERVICES OVERVIEW – 8,200 PLANS – NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND BENEFITS - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ REVENUE MIX - 35% market sensitive ▪ ONE ALERUS SYNERGIES • IRA rollovers $70.2 million YTD 6/30/2023 • Deposits $533 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Commercial Banking client expansion ($ in Millions) STABLE SYNERGISTIC DEPOSITS ($ in Thousands) Revenue: $63,811 $60,956 $71,709 $67,135 $31,372 ($ in Thousands)

21 $4,803 $4,455 $4,782 $482 $409 $389 $263 $330 $279 $5,548 $5,194 $5,450 Q2 2022 Q1 2023 Q2 2023 Asset Management Brokerage Insurance & Advisory $3,103 $3,339 $4,040 $3,583 $3,858 2019 2020 2021 2022 Q2 2023 YTD ▪ ADVISORY AND PLANNING SERVICES • Advisory Services, Insurance Planning, Financial Planning, Education Planning ▪ INVESTMENT MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ TRUST AND FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts • Synergistic deposits totaled $210.3 million at Q2 2023 WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) SYNERGISTIC DEPOSITS ($ in Thousands) ($ in Thousands) $108,504 $101,621 $143,183 $161,973 $210,335 2019 2020 2021 2022 Q2 2023 Revenue: $15,502 $17,451 $21,052 $20,870 $10,644

22 $201.8 $56.3 $90.4 $67.6 $21.4 $20.9 $269.4 $77.7 $111.3 Q2 2022 Q1 2023 Q2 2023 Portfolio Sale $1,632.5 $1,592.1 $604.8 $146.7 $146.5 $244.0 $207.5 $42.3 $1,779.0 $1,836.1 $812.3 $189.0 2020 2021 2022 YTD Q2 2023 Portfolio Sale MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($ in Millions) QUARTERLY RESULTS ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota, with 89.1% sourced from the Twin Cities MSA ▪ Historically strong secondary market pull through – Q2 2023 93.2% ▪ Enhanced technology with 94% of applications through digital channel QUARTERLY ORIGINATIONS Purchase: 45.2% 51.2% 88.3% 96.9% Refinance: 54.8% 48.8% 11.7% 3.1% Purchase: 94.2% 94.9% 98.2% Refinance: 5.8% 5.1% 1.8% ($ in Millions) Q2 Q3 Q4 Q1 Q2 ($ in Thousands) 2022 2022 2022 2023 2023 Orignation and Sale $ 5,821 $ 5,028 $ 3,145 $ 1,463 $ 2,432 Fair Value Changes 217 (1,246) (974) 254 473 Total $ 6,038 $ 3,782 $ 2,171 $ 1,717 $ 2,905 Gain on Sale Margin 3.4% 2.6% 3.0% 3.0% 2.8%

23 $27,035 $25,011 $23,571 $1,737 $1,899 $1,837 $4,785 $5,324 $5,269 $2,246 $1,152 $1,530 $4,181 $4,483 $4,166 $39,984 $37,869 $36,373 Q2 2022 Q1 2023 Q2 2023 Other(1) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense. QUARTERLY HIGHLIGHTS YEAR OVER YEAR HIGHLIGHTS ▪ Noninterest expense for Q2 2023 decreased $1.5 million or 4.0% from Q1 2023 ▪ Decrease primarily driven by $1.4 million reduction QoQ in compensation, employee benefits and employee taxes driven by reduced FTE from 777.3 as of March 31, 2023 to 761.5 as of June 30, 2023, which represents a 2% reduction ▪ Noninterest expense for Q2 2023 decreased $3.6 million or 9.0% from the second quarter of 2022 ▪ Improvement in expense driven by lower compensation costs and lower group insurance claims as a result of reduced FTE from 808.4 as of June 30, 2022 to 761.5 as of June 30, 2023, which represents a 6% reduction ($ in Thousands) Noninterest (4.0)% Linked quarter Expense (9.0)% Year-over-year

24 1.39% 1.73% 1.80% 1.27% 1.41% 2019 2020 2021 2022 Q2 2023 306% 674% 1,437% 821% 1,384% 2019 2020 2021 2022 Q2 2023 0.33% 0.17% 0.09% 0.10% 0.07% 2019 2020 2021 2022 Q2 2023 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPA / ASSETS (%) RESERVES / NPL (%) RESERVES / LOANS (%) ▪ Solid asset quality based on low levels of nonperforming assets ▪ Substandard loans totaled $40 million and special mention loans totaled $60 thousand as of June 30, 2023 ▪ Strong reserve levels as criticized loans remain at historically low levels ▪ Strong credit quality as evidenced by historic net charge-off ratio of 27 bps, dating back 25 years NCO/ Avg Loans 0.33% 0.03% (0.04)% 0.02% (0.07)%

25 ($ in thousands) Total Assets $ 3,832,978 Cash and cash equivalents 65,471 Unencumbered Securities (at Market Value) 588,940 Total On Balance Sheet Liquidity 654,411 FHLB Borrowing Capacity 493,540 Fed Funds Lines 107,000 Brokered CD Capacity 766,596 Total Off Balance Sheet Liquidity 1,367,136 Total Liquidity as of 6/30/2023 $ 2,021,547 11.1% 9.2% 9.8% 11.3% 11.2% 12.9% 13.2% 15.1% 13.7% 13.6% 2019 2020 2021 2022 Q2 2023 Tier 1 Leverage Tier 1 Capital 16.7% 16.8% 18.6% 16.5% 16.5% 2019 2020 2021 2022 Q2 2023 STRONG CAPITAL AND SOURCES OF LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS TOTAL RISK BASED CAPITAL SOURCES OF LIQUIDITY Regulatory Capital Minimum to be considered adequately capitalized. Tier 1 Capital Leverage Regulatory Capital Minimum to be considered adequately capitalized. 12.5% 12.8% 14.7% 13.4% 13.3% 2019 2020 2021 2022 Q2 2023 6% 4% 8%

26 KEY TAKEAWAYS ALERUS MAINTAINS COMMITTED TO DELIVERING FUNDAMENTAL IMPROVEMENT ▪ Return on tangible common equity of 13.71% improved over the prior quarter as noninterest income grew 2.0% and noninterest expense declined 4.0% ▪ Noninterest income of 53.7% of total revenues for the quarter highlights a durable and differentiated business model equipped to supplement and complement periods of NIM compression ▪ Credit quality remains robust as nonperforming assets are 0.07% of total assets and the quarter had net recoveries of (0.07%) ▪ Capital levels are strong with tangible common equity to tangible assets of 7.72% and regulatory CET 1 ratio of 13.30% ▪ Share repurchases of $3.0 million reduced outstanding common shares by 170,046 ▪ Continuing a history of dividend growth by increasing the dividend 5.6% to $0.19 per share in the current quarter

27 APPENDIX

28 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO Data as of 6/30/2023. 1-4 Residential 1st 27% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 1% HELOC 5% RE Loans to be Sold 1% C&I 20% Ag Production 1% Other CRE 20% Owner Occupied CRE 10% Ag Land 2% Multifamily 8% Other Consumer 1% RE Construction 3%

29 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information, (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub-industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 3% Health Care and Social Assistance 6% Professional, Scientific and Technical Services 9% Manufacturing 11% Real Estate and Rental and Leasing 10% Wholesale Trade 9% Construction 10% Finance and Insurance 10% Other 18% Motor Vehicle and Parts Dealers 8% Food and Beverage Stores 1% Electronics and Appliance Stores 2% Gasoline Stations 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 14% Data as of 6/30/2023.

30 LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE1 1 – Total commitment commercial real estate loans include multifamily loans, ag land, other CRE, owner occupied CRE, real estate construction and ag production. 2 – Total commitment investor real estate loans include multifamily loans, other CRE and real estate construction loans. TOTAL COMMITMENT INVESTOR REAL ESTATE2 Office 16% Retail 14% Warehouse 14% Manufacturing 2% Commercial Development 1% Mixed Commercial 2% Apartments 17% Hotel 7% Medical or Nursing Facilities 5% Commercial Construction 19% Ag Land 3% Office 14% Retail 11% Warehouse 11% Mixed Commercial 2% Apartments 22% Hotel 9% Medical or Nursing Facilities 5% Commercial Construction 26% Data as of 6/30/2023.

31 LOANS SECURED BY REAL ESTATE Portfolio Avg FICO Avg LTV 1 st Mortgage 778 48% Junior 764 76% HELOC 795 73% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE 1-4 1st Mortage 60% 1-4 Family Jr Liens 3% 1-4 Family Revolving 29% 1-4 Family Construction 6% Held for Sale 2% Data as of 6/30/2023.

32 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 C&I Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Home Equity Lines of Credit Funded Unfunded Funded%

33 CECL ADOPTION – DRIVERS OF CHANGE FROM ALLL ALLOWANCE FOR CREDIT LOSSES ON LOANS 1 – ACL is the allowance for credit losses on loans and excludes the allowance for investment securities held-for-maturity, and the allowance for unfunded commitments. Portfolio changes primarily represent the impact of increases/decreases in loan balances, age and mix due to new originations, as well as credit quality and net charge-off activity. Economic/Qualitative factors primarily represent our evaluation and determination of an economic forecast applied to our loan portfolio, as well as updates to qualitative factors. ($ in Thousands) Data as of 6/30/2023.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

CHANGES IN THE ACL FOR LOANS BY PORTFOLIO SEGMENT

	Six months ended June 30, 2023					
	Beginning Balance	Adoption of ASC 326[1]	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
($ in thousands)						
Commercial						
Commercial and industrial	$ 9,158	$ (862)	$ (717)	$ (260)	$ 494	$ 7,813
Real estate construction	1,446	2,518	(318)	—	—	3,646
Commercial real estate	12,688	(424)	678	—	23	12,965
Total commercial	23,292	1,232	(357)	(260)	517	24,424
Consumer						
Residential real estate first mortgage	5,769	2,080	50	—	2	7,901
Residential real estate junior lien	1,289	(67)	154	(77)	52	1,351
Other revolving and installment	528	(104)	(130)	(28)	27	293
Total consumer	7,586	1,909	74	(105)	81	9,545
Unallocated	268	716	743	—	—	1,727
Total	$ 31,146	$ 3,857	$ 460	$ (365)	$ 598	$ 35,696

1 – The difference in the adoption of ASC 326 and the total pre-tax amount adjusted on the Consolidated Balance Sheet included a $2.0 million adjustment for the adoption of ASC 326 on unfunded commitments and $172 thousand adjustment for the adoption of ASC 326 on investment securities held-to-maturity. The difference in the credit loss expense reported herein as compared to the Consolidated Statements of Income is associated with the credit loss expense of $44 thousand related to unfunded commitments and $46 thousand related to investment securities held-to-maturity.

34

ALERUS

35 ALLOCATION BY LOAN PORTFOLIO SEGMENT ALLOWANCE FOR CREDIT LOSSES ON LOANS ($ in thousands) Commercial and industrial $ 7,813 21.8% $ 9,158 23.9% Real estate construction 3,646 3.1% 1,446 4.0% Commercial real estate 12,965 39.6% 12,688 36.0% Residential real estate first mortgage 7,901 27.9% 5,769 27.8% Residential real estate junior lien 1,351 6.2% 1,289 6.2% Other revolving and installment 293 1.4% 528 2.1% Unallocated 1,727 — 268 — Total loans $ 35,696 100.0% $ 31,146 100.0% total loans June 30, 2023 December 31, 2022 (1) Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage 1 – Pre-ASC 326 adoption allowance for loan losses.

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly					Six months ended	
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	June 30, 2023	June 30, 2022
Total Assets	$ 3,295,065	$ 3,691,253	$ 3,779,637	$ 3,886,773	$ 3,832,978	$ 3,832,978	$ 3,295,065
Total Loans	1,890,243	2,318,231	2,443,994	2,486,625	2,533,522	2,533,522	1,890,243
Total Deposits	2,619,550	2,961,811	2,915,484	3,031,978	2,852,855	2,852,855	2,619,550
Tangible Common Equity[1]	258,310	275,000	287,330	290,900	290,792	290,792	258,310
Net Income	$ 9,293	$ 9,619	$ 10,909	$ 8,186	$ 9,104	$ 17,290	$ 19,477
ROAA (%)	1.14	1.02	1.17	0.88	0.96	0.92	1.20
ROATCE(%)[1]	15.25	13.89	16.63	12.58	13.71	13.15	14.97
Net Interest Margin (FTE) (%)	2.98	3.21	3.09	2.70	2.52	2.61	2.91
Efficiency Ratio (FTE) (%)[1]	74.72	74.76	69.62	74.53	72.79	73.67	73.50
Non-Int. Income/Op. Rev. (%)	56.20	48.82	48.62	51.63	53.69	52.65	56.91
Earnings per common share - diluted	$ 0.52	$ 0.47	$ 0.53	$ 0.40	$ 0.45	$ 0.85	$ 1.10
Total Equity/Total Assets (%)	9.32	9.34	9.44	9.24	9.33	9.33	9.32
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.96	7.59	7.74	7.62	7.72	7.72	7.96
Loans/Deposits (%)	72.16	78.27	83.83	82.01	88.81	88.81	72.16
NPLs/Loans (%)	0.23	0.23	0.16	0.09	0.10	0.10	0.23
NPAs/Assets (%)	0.16	0.17	0.10	0.05	0.07	0.07	0.16
Allowance/NPLs (%)	717.92	583.97	820.93	1,657.32	1,383.57	1,383.57	717.92
Allowance/Loans (%)	1.66	1.34	1.27	1.41	1.41	1.41	1.66
NCOs/Average Loans (%)	0.07	0.07	(0.03)	0.03	(0.07)	(0.01)	0.02

1 – Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation".

36

ALERUS

37 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation”. ($ in thousands, 18-'22 except where otherwise noted) 2018 2019 2020 2021 2022 CAGR Total Assets $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 3,779,637 14.8% Total Loans 1,701,850 1,721,279 1,979,375 1,758,020 2,443,994 9.5% Total Deposits 1,775,096 1,971,316 2,571,993 2,920,551 2,915,484 13.2% Tangible Common Equity1 147,152 240,008 274,043 307,663 287,329 18.2% Net Income $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 40,005 11.5% ROAA (%) 1.21 1.34 1.61 1.66 1.14 ROATCE(%)1 21.02 17.46 17.74 18.89 15.09 Net Interest Margin (FTE) (%) 3.84 3.65 3.22 2.90 3.04 Efficiency Ratio (FTE) (%)1 73.80 73.22 68.40 70.02 72.86 Non-Int. Income/Op. Rev. (%) 57.73 60.50 64.05 62.86 52.72 Earnings per common share - diluted 1.84 1.91 2.52 2.97 2.10 Total Equity/Total Assets (%) 9.04 12.12 10.96 10.59 9.44 Tang. Cmn. Equity/Tang. Assets (%)1 6.91 10.38 9.27 9.21 7.74 Loans/Deposits (%) 95.87 87.32 76.96 60.19 83.83 NPLs/Loans (%) 0.41 0.45 0.26 0.12 0.16 NPAs/Assets (%) 0.33 0.33 0.17 0.09 0.10 Allowance/NPLs (%) 318.45 305.66 674.13 1,437.05 820.93 Allowance/Loans (%) 1.30 1.39 1.73 1.80 1.27 NCOs/Average Loans (%) 0.18 0.33 0.03 (0.04) 0.02 Annual

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly					Six months ended	
	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	June 30, 2023	June 30, 2022
Tangible common equity to tangible assets							
Total common stockholders' equity	$ 307,158	$ 344,839	$ 356,872	$ 359,118	$ 357,685	$ 357,685	$ 307,158
Less: Goodwill	31,337	46,060	47,087	47,087	47,087	47,087	31,337
Less: Other intangible assets	17,511	23,779	22,455	21,131	19,806	19,806	17,511
Tangible common equity (a)	258,310	275,000	287,330	290,900	290,792	290,792	258,310
Total assets	3,295,065	3,691,253	3,779,637	3,886,773	3,832,978	3,832,978	3,295,065
Less: Goodwill	31,337	46,060	47,087	47,087	47,087	47,087	31,337
Less: Other intangible assets	17,511	23,779	22,455	21,131	19,806	19,806	17,511
Tangible assets (b)	3,246,217	3,621,414	3,710,095	3,818,555	3,766,085	3,766,085	3,246,217
Tangible common equity to tangible assets (a)/(b)	7.96%	7.59%	7.74%	7.62%	7.72%	7.72%	7.96%
Tangible common equity per common share							
Total stockholders' equity	$ 307,158	$ 344,839	$ 356,872	$ 359,118	$ 357,685	$ 357,685	$ 307,158
Less: Goodwill	31,337	46,060	47,087	47,087	47,087	47,087	31,337
Less: Other intangible assets	17,511	23,779	22,455	21,131	19,806	19,806	17,511
Tangible common equity (c)	258,310	275,000	287,330	290,900	290,792	290,792	258,310
Common shares outstanding (d)	17,306	19,987	19,992	20,067	19,915	19,915	17,306
Tangible common equity per common share (c)/(d)	$ 14.93	$ 13.76	$ 14.37	$ 14.50	$ 14.60	$ 14.60	$ 14.93
Return on average tangible common equity							
Net income	$ 9,293	$ 9,619	$ 10,909	$ 8,186	$ 9,104	$ 17,290	$ 19,477
Add: Intangible amortization expense (net of tax)	832	1,046	1,046	1,046	1,046	2,092	1,664
Net income, excluding intangible amortization (e)	10,125	10,665	11,955	9,232	10,150	19,382	21,141
Average total equity	312,515	372,274	349,812	361,857	360,216	361,032	331,425
Less: Average goodwill	31,488	48,141	46,283	47,087	47,087	47,087	31,489
Less: Average other intangible assets (net of tax)	14,737	19,466	18,243	17,209	16,153	16,678	15,151
Average tangible common equity (f)	266,290	304,667	285,286	297,561	296,976	297,267	284,785
Return on average tangible common equity (e)/(f)	15.25%	13.89%	16.63%	12.58%	13.71%	13.15%	14.97%
Efficiency Ratio							
Noninterest expense	$ 39,984	$ 42,767	$ 37,948	$ 37,869	$ 36,373	$ 74,242	$ 78,055
Less: Intangible amortization expense	1,053	1,324	1,324	1,324	1,324	2,648	2,106
Adjusted noninterest expense (i)	38,931	41,443	36,624	36,545	35,049	71,594	75,949
Net interest income	22,776	28,316	26,964	23,658	22,234	45,892	44,449
Noninterest income	29,226	27,010	25,517	25,253	25,778	51,031	58,696
Tax-equivalent adjustment	100	112	124	124	140	265	194
Total tax-equivalent revenue(j)	52,102	55,438	52,605	49,035	48,152	97,188	103,339
Efficiency ratio (i)/(j)	74.72%	74.76%	69.62%	74.53%	72.79%	73.67%	73.50%

38 ALERUS

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2018	2019	2020	2021	2022
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 196,954	$ 285,728	$ 330,163	$ 359,403	$ 356,871
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible common equity (a)	147,152	240,008	274,043	307,663	287,329
Total assets	2,179,070	2,356,878	3,013,771	3,392,691	3,779,637
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible assets (b)	2,129,268	2,311,158	2,957,651	3,340,951	3,710,095
Tangible common equity to tangible assets (a)/(b)	6.91%	10.38%	9.27%	9.21%	7.74%
Tangible common equity per common share					
Total stockholders' equity	$ 196,954	$ 285,728	$ 330,163	$ 359,403	$ 356,871
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible common equity (c)	147,152	240,008	274,043	307,663	287,329
Common shares outstanding (d)	13,775	17,050	17,125	17,213	19,992
Tangible common equity per common share (c)/(d)	$ 10.68	$ 14.08	$ 16.00	$ 17.87	$ 14.37
Return on average tangible common equity					
Net income	$ 25,866	$ 29,540	$ 44,675	$ 52,681	$ 40,005
Add: Intangible amortization expense (net of tax)	3,664	3,224	3,129	3,460	3,756
Net income, excluding intangible amortization (e)	29,530	32,764	47,804	56,141	43,761
Average total equity	187,341	231,084	310,208	346,059	346,355
Less: Average goodwill	27,329	27,329	27,439	30,385	39,415
Less: Average other intangible assets (net of tax)	19,522	16,101	13,309	18,548	17,018
Average tangible common equity (f)	140,490	187,654	269,460	297,126	289,922
Return on average tangible common equity (e)/(f)	21.02%	17.46%	17.74%	18.89%	15.09%
Efficiency Ratio					
Noninterest expense	$ 136,325	$ 142,537	$ 163,799	$ 168,909	$ 158,770
Less: Intangible amortization expense	4,638	4,081	3,961	4,380	4,754
Adjusted noninterest expense (i)	131,687	138,456	159,838	164,529	154,016
Net interest income	75,224	74,551	83,846	87,099	99,729
Noninterest income	102,749	114,194	149,371	147,387	111,223
Tax-equivalent adjustment	462	347	455	492	429
Total tax-equivalent revenue(j)	178,435	189,092	233,672	234,978	211,381
Efficiency ratio (i)/(j)	73.80%	73.22%	68.40%	70.02%	72.86%

39

ALERUS